Exhibit 4.1

EXECUTION VERSION

WOODSIDE FINANCE LIMITED

ABN 97 007 285 314

Issuer

AND

WOODSIDE ENERGY GROUP LTD

ABN 55 004 898 962

Guarantor

TO

THE BANK OF NEW YORK MELLON

Trustee

Indenture

Dated as of September 12, 2024

Guaranteed Debt Securities

Woodside Finance Limited,

Woodside Energy Group Ltd

Certain Sections of this Indenture relating to Sections 310 through 318,

inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	609
	(a)(2)	609
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	608
		610
§ 311	(a)	613
	(b)	613
§ 312	(a)	701
		702
	(b)	702
	(c)	702
§ 313	(a)	703
	(b)	703
	(c)	703
	(c)	703
§ 314	(a)	704
	(a)(4)	101
		1005
	(b)	Not Applicable
	(c)(1)	102
	(c)(2)	102
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	102
§ 315	(a)	601
	(b)	602
	(a)	601
	(c)	601
	(b)	514
§ 316	(a)	101
	(a)(1)(A)	502
		512
	(a)(1)(B)	513
	(a)(2)	Not Applicable
	(b)	508
	(d)	104
§ 317	(a)(1)	503
	(a)(2)	504
	(b)	1003
§ 318	(a)	107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

ARTICLE FOURTEEN GUARANTEE OF SECURITIES		73

SECTION 1401.	GUARANTEE	73
SECTION 1402.	EXECUTION OF GUARANTEE	74

v

INDENTURE, dated as of September 12, 2024, among WOODSIDE FINANCE LIMITED (ABN 97 007 285 314), a corporation duly organized and existing under the laws of the Commonwealth of Australia (the “Company”), as Issuer, having its principal office at Mia Yellagonga, 11 Mount Street, Perth, Western Australia 6000, WOODSIDE ENERGY GROUP LTD (ABN 55 004 898 962) (the “Guarantor”), a corporation duly organized and existing under the laws of the Commonwealth of Australia, having its principal office at Mia Yellagonga, 11 Mount Street, Perth, Western Australia 6000, as Guarantor, and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee hereunder (the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

RECITALS OF THE GUARANTOR

The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein.

All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

Now, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of one or more series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles used in the preparation of the Guarantor’s audited financial statements, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles at the date of such computation and as applied by the Guarantor;

(4) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;

(5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(6) a reference to any law or to a provision of a law includes any amendments thereto and any successor statutes.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Additional Amounts” has the meaning specified in Section 1006.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Australia” means the Commonwealth of Australia.

“Australian Tax Act” has the meaning specified in Section 1006.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Officer” means any person (whether designated by name or the persons for the time being holding a designated office) appointed by or pursuant to a Board Resolution for the purpose, or a particular purpose, of this Indenture, provided that written notice of such appointment shall have been given to the Trustee.

A Person shall be deemed the “beneficial owner” of, and shall be deemed to “beneficially own”, any Securities which such Person or any of its Affiliates would be deemed to “beneficially own” within the meaning of Rule 13d-3 under the Exchange Act if the references to “within 60 days” in Rule 13d-3(d)(1)(i) were omitted.

“Board of Directors”, when used with reference to the Company or the Guarantor, means either the board of directors (or any similar governing body) of the Company or the Guarantor, as the case may be, or any committee of such board duly authorized to act for it in respect hereof.

“Board Resolution”, when used with reference to the Company or the Guarantor, means a resolution duly adopted by the Board of Directors.

“Business Day”, except as otherwise specified as contemplated by Section 301, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means, in the case of the Company, a written request or order signed in the name of the Company by any of its Directors and/or Authorized Officers (or an attorney-in-fact of any one of those persons), or, in the case of the Guarantor, a written request or order signed in the name of the Guarantor by its Chief Executive Officer or any Director, Secretary, Authorized Officer or any individual delegated authority by any of the foregoing, and, in each case, delivered to the Trustee.

“Consolidated Net Tangible Assets” has the meaning specified in Section 1007.

“Corporate Trust Office” means the principal office of the Trustee in the Borough of Manhattan, The City of New York, in the State of New York at which at any particular time its corporate trust business shall be administered which at the date of initial execution of this Indenture is located at 240 Greenwich Street, New York, N.Y. 10286, Attention: Corporate Trust Administration, Email: corpsov4@bnymellon.com.

“corporation” means a corporation, association, company, joint-stock company or business trust.

“Covenant Defeasance” has the meaning specified in Section 1303.

“default” has the meaning specified in Section 602.

“Defaulted Interest” has the meaning specified in Section 307.

“Defeasance” has the meaning specified in Section 1302.

“Defeasible Series” has the meaning specified in Section 1301.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

“Director” means any member of the Board of Directors.

“Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 104.

“Funded Debt” has the meaning specified in Section 1007.

“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated in Section 301 for such Securities).

“Guarantee” means any guarantee of the Guarantor endorsed on a Security of any series authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 1401.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indebtedness” has the meaning specified in Section 1007.

“Indebtedness for Money Borrowed” has the meaning specified in Section 1007.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of one or more particular series of Securities established as contemplated by Section 301.

“interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Internal Revenue Code” has the meaning specified in Section 1006.

“Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Joint Venture” means a business venture jointly conducted by more than one party, whether in the form of partnership, corporation, joint venture or unincorporated organization.

“Lien” has the meaning specified in Section 1007.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Section 501(4) or 501(5).

“Officer’s Certificate” means a certificate signed by any Director or Authorized Officer or Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee or counsel for the Company or the Guarantor, or other counsel and such Opinion of Counsel is acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own or their own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(3) Securities as to which Defeasance has been effected pursuant to Section 1302; and

(4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if the principal amount of a Security payable at Maturity is to be determined by reference to an index or indices, the principal amount of such Security that shall be deemed to be Outstanding shall be the face amount thereof, (C) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as established as contemplated by Section 301, (D) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner established as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A), (B) or (C) above, of the amount determined as provided in such Clause), and (E) Securities owned by the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company and which initially shall be the Trustee. Subject to the provisions of Section 402 and Section 1003, the Company or the Guarantor may act as Paying Agent with respect to Securities of any series issued hereunder.

“Person” means any individual, corporation, partnership, joint venture, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Principal Property” has the meaning specified in Section 1007.

“Property” has the meaning specified in Section 1007.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“Responsible Officer”, when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, including any vice president, assistant secretary, senior associate, associate, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the above-designated officers and, in each case, with responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Subsidiary” has the meaning specified in Section 1007.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee and the Company pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” of any Person means a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Succession Date” has the meaning specified in Section 1108.

“Successor Additional Amounts” shall have the meaning set forth in Section 801(3).

“Successor Guarantor” and “Successor Persons” shall have the respective meanings set forth in Section 801(3).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used herein shall be deemed to mean the Person acting as Trustee with respect to the Securities of any series and shall mean the Trustee with respect to Securities of that series.

“U.S.” means the United States of America (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, America Samoa, Wake Island and the Northern Mariana Islands).

“U.S. Government Obligation” has the meaning specified in Section 1304.

“Vice President”, when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall, if there are any conditions precedent provided for in this Indenture relating to the proposed action, furnish to the Trustee such certificates and opinions as may be required hereunder or under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 601) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

The Company and the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company or the Guarantor, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), provided, however, nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s or Guarantor’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company or the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 90th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 90th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount of such Security.

Section 105. Notices, Etc., to Trustee, Company and Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if mailed by regular mail, sent by overnight courier, delivered or e-mailed to the Trustee at its Corporate Trust Office specified in the definition of such term appearing in Section 101, Attention: Corporate Trust Administration, Email: corpsov4@bnymellon.com, with a copy to: BNY Mellon Australia, Email: ctsgclientservice@bnymellon.com, Attention: Global Client Services Group, or such other address or e-mail address as may be provided by the Trustee from time to time by notice to the Company or Guarantor and the Holders, or

(2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if mailed by regular mail, sent by overnight courier, delivered or e-mailed to it at the address of its principal office specified in the first paragraph of this instrument, e-mail: companyinfo@woodside.com, Attention: Treasurer, or at any other address or e-mail address previously furnished by the Company or Guarantor by notice to the Trustee for itself and for the benefit of the Holders.

All notices delivered to the Trustee shall be deemed effective upon the earlier of (a) actual receipt thereof or (b) the receipt of a registered mail receipt in respect of a notice properly addressed under this Section 105.

The Trustee and the Paying Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company and the Guarantor, as the case may be, shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company and the Guarantor, as applicable, whenever a person is to be added or deleted from the listing. If the Company and the Guarantor, as applicable, elects to give the Trustee or the Paying Agent Instructions using Electronic Means and the Trustee or the Paying Agent, as applicable, in its discretion elects to act upon such Instructions, the Trustee’s or the Paying Agent’s understanding of such Instructions shall be deemed controlling. The Company and the Guarantor understand and agree that the Trustee and Paying Agent cannot determine the identity of the actual sender of such Instructions and that the Trustee and Paying Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee and Paying Agent have been sent by such Authorized Officer. The Company and the Guarantor shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and Paying Agent and that the Company, the Guarantor and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company and/or the Guarantor, as applicable. Neither the Trustee nor Paying Agent shall be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s or the Paying Agent’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company and the Guarantor agree: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee and Paying Agent, including without limitation the risk of the Trustee or Paying Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and Paying Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company and the Guarantor, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee and Paying Agent immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 106. Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by overnight courier, to each Holder affected by such event, at the Holder’s address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Notwithstanding any other provision of this Indenture or any Security of any series other than a provision that expressly states that this paragraph is not applicable to the Securities of such series, when this Indenture or any Security provides for notice of any event (including any notice of redemption) to a Holder of Securities in global form (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary for such Security (or its designee) pursuant to the customary procedures of such Depositary.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail or overnight courier, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

The Article and Section headings herein, the reconciliation and tie between the Trust Indenture Act and this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

In case any provision in this Indenture or in the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

This Indenture, the Securities and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof; provided, however, that all matters governing the authorization and execution of this Indenture and the Securities by the Company shall be governed by and construed in accordance with the laws of the Commonwealth of Australia; and provided, further, that all matters governing the authorization and execution of this Indenture by the Guarantor and any Guarantee endorsed by the Guarantor on the Securities, as applicable, shall be governed by and construed in accordance with the laws of the Commonwealth of Australia.

Section 113. Submission to Jurisdiction; Appointment of Agent for Service of Process

Each of the Company and the Guarantor hereby appoints C T Corporation System acting through its office at 28 Liberty Street, New York, NY 10005 as its authorized agent (the “Authorized Agent”) upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture, the Securities of any series or any Guarantee, as the case may be, instituted in any federal or state court in the Borough of Manhattan, The City of New York by the Trustee or the Holder of any Security and agrees that service of process upon such authorized agent, together with written notice of said service to the Company and the Guarantor by the Person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such legal action or proceeding, and each of the Company and the Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding and waives any objection it may have to the laying of the venue of any such legal action or proceeding. Such appointment shall be irrevocable until (i) all amounts in respect of the principal of and any premium and interest due and to become due on or in respect of all the Securities issued under this Indenture; and (ii) any other amounts due and owing under this Indenture to the Trustee have been paid by the Company or the Guarantor, as the case may be, to the Trustee pursuant to the terms hereof, the Securities and the applicable Guarantee. Notwithstanding the foregoing, the Company and the Guarantor reserve the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in their discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. The Company or the Guarantor, as the case may be, shall give notice to the Trustee and all Holders of the appointment by it of a successor Authorized Agent. If for any reason C T Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company and the Guarantor will appoint a successor Authorized Agent in accordance with the preceding sentence. Each of the Company and the Guarantor further agree to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in full force and effect until this Indenture has been satisfied and discharged in accordance with Article Four or Article Thirteen hereof. Service of process upon the Authorized Agent addressed to it at the address set forth above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the Trustee, together with written notice of such service mailed or delivered to the Company and the Guarantor shall be deemed, in every respect, effective service of process on the Company and the Guarantor, respectively.

Section 114. Waiver of Jury Trial.

EACH OF THE COMPANY, THE GUARANTOR AND THE TRUSTEE, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW EACH HOLDER OF A SECURITY AND GUARANTEE (BY ITS ACCEPTANCE THEREOF), HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES, THE GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 115. Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, pandemics, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

Section 116. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security established as contemplated by Section 301 which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest with respect to such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 117. Language of Notices, Etc.

Any request, demand, authorization, direction, notice, consent or waive required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

ARTICLE TWO

SECURITY FORMS

Section 201. Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

The Guarantee by the Guarantor to be endorsed on the Securities of each series shall be substantially in the form set forth in Section 205, or as shall be established by or pursuant to Board Resolutions of the Guarantor, or in one or more indentures supplemental hereto, pursuant to Section 301, in each case with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the directors or officers delivering such Guarantee, all as evidenced by such delivery. Any such legends or endorsements not contained in the form of the Security as set forth in Section 202 or Section 203 or in the form of the Guarantee as set forth in Section 205 shall be delivered in writing to the Trustee.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

[Form of Face of Security]

[Insert any Australian or other selling restriction and/or taxation legend.]

WOODSIDE FINANCE LIMITED

[TITLE OF SECURITY]

No._____	US$_____

WOODSIDE FINANCE LIMITED (ABN 97 007 285 314), a corporation duly organized and existing under the laws of the Commonwealth of Australia (the “Company”, which term includes any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________, or registered assigns, the principal sum of ________ dollars on ________ [if the Security is to bear interest prior to Maturity, insert —, and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and __________ in each year, commencing __________, at the rate of _____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert —, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[lf the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security and any overdue premium shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in __________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert —; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register [if applicable, insert —; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 principal amount of Securities, by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank.]]

All payments of, or in respect of, principal of and any premium and interest on this Security, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any such subdivision or authority to be withheld or deducted. In that event, the Company will pay such Additional Amounts (as described in Section 1006 of the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of this Security of the amounts which would have been payable in respect of this Security had no such withholding or deduction been required, subject to certain exceptions as set forth in Article Ten of the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

WOODSIDE FINANCE LIMITED

By
Name:
Title:

Section 203. Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of [__________], 2024 (the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Company, as Issuer, Woodside Energy Group Ltd, as Guarantor (the “Guarantor”), and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert —, limited in initial aggregate principal amount to US$__________].

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 10 days’ notice, [if applicable, insert — (1) on __________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert — on or after __________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert — on or before __________, _____%, and if redeemed] during the 12-month period beginning __________ of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert — (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — The Securities of this series are subject to redemption upon not less than [10] days’ notice, (1) on __________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert — on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _______________ of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — Prior to [ ], 20[ ] ([ ] ([ ]) month[s] prior to the maturity date of the Securities of this series) (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus [ ] basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of the principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.]

[If applicable, insert — Notwithstanding the foregoing, the Company may not, prior to _______________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

[if applicable, insert — [In addition to its ability to redeem this Security pursuant to the foregoing], this Security may be redeemed by the Company or the Guarantor on the terms set forth, and as more fully described, in the Indenture, if the Company or the Guarantor determines that if, as the result of any change in or any amendment to the laws, regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor is incorporated or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction (or such political subdivision or taxing authority) is a party, which change or amendment becomes effective on or after [insert date] of such Securities or Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such date, (i) the Company or the Guarantor is or would be required to pay Additional Amounts with respect to the Securities or Guarantees as set forth [in the Guarantee endorsed hereon] or (ii) the Guarantor or any of its Subsidiaries is or would be required to deduct or withhold tax on any payment to the Company to enable the Company to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of Clause (ii) above cannot be avoided by the use of any reasonable measures available to the Company, the Guarantor or any Subsidiary.

[If applicable, insert — The sinking fund for this series provides for the redemption on _______________ in each year beginning with the year _____ and ending with the year _____ of [if applicable, insert -- not less than US$_____ (“mandatory sinking fund”) and not more than] US$_____ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert — mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert —, in the inverse order in which they become due].]

[The Securities may also be redeemed in whole, but not in part, upon not less than [10] nor more than [60] days’ notice given as provided in the Indenture at any time at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption [if the Security is an Original Issue Discount Security, insert formula for determining amount] if the Person formed by a consolidation with the Guarantor or into which the Guarantor is merged or to which the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder Additional Amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert — The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

[If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to — insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of, premium and interest, if any, on the Securities of this series shall terminate.]

In any case where the due date for the payment of the principal amount of, or any premium, interest with respect to any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the principal amount, premium, if any, or interest, need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the due date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such due date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 90 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of US$_______ and any integral multiple of US$_______ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer or exchange, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws thereof; provided, however, that all matters governing the authorization and execution of the Indenture and this Security by the Company shall be governed by and construed in accordance with the laws of the Commonwealth of Australia; and provided, further, that all matters governing the authorization and execution of the Indenture by the Guarantor and any Guarantee endorsed by the Guarantor on this Security, as applicable, shall be governed by and construed in accordance with the laws of the Commonwealth of Australia.

All terms used in this Security and the Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Legend for Global Securities.

Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 205. Form of Guarantee

Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

GUARANTEE

WOODSIDE ENERGY GROUP LTD (ABN 55 004 898 962) a corporation duly organized and existing under the laws of the Commonwealth of Australia (the “Guarantor”, which term includes any Successor Person under the Indenture (the “Indenture”) referred to in the Security on which this Guarantee is endorsed), has fully and unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and the Indenture.

All payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or the jurisdiction of organization of the Successor Guarantor or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or such other jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Guarantor will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of the Security on which this Guarantee is endorsed of the amounts which would have been payable in respect of the Guarantee thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 1006 of the Indenture.

The provisions of the preceding paragraph shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company or the Guarantor, as the case may be, is resident, or any political subdivision or taxing authority thereof or therein; provided, however, that such payment of Additional Amounts may be subject to such further exceptions as may be established in the terms of such Securities established as contemplated by Section 301 of the Indenture.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment require under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

It is the intention of the Guarantor that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any federal or state law to the extent applicable to this Guarantee. To effectuate the foregoing intention, the obligations of the Guarantor hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, result in the obligations of the Guarantor hereunder not constituting such a fraudulent transfer or conveyance.

The Guarantor shall be subrogated to all rights of each Holder of Securities against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and any premium and interest on all the Securities of the same series and of like tenor shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture, directly or through an Authenticating Agent, by manual or electronic signature of one of its authorized signatories,.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

WOODSIDE ENERGY GROUP LTD

By
Name:
Title:

Section 206. Form of Trustee’s Certificate of Authentication.

Subject to Section 614, the Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, As Trustee

By
Authorized Signatory

ARTICLE THREE

THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company or the Guarantor and, subject to Section 303, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon partial redemption of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3) if applicable, the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal of, and any premium on, any Securities of the series is payable or the method of determination thereof;

(5) the rate or rates at which any Securities of the series shall bear interest, if any, or the method of calculating such rate or rates, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

(6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company or the Guarantor in respect of the Securities of the series and this Indenture may be served;

(7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company or the Guarantor and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced and any provisions in addition to or in lieu of the provisions of Article Eleven applicable to Securities of the series;

(8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation and any provisions in addition to or in lieu of the provisions of Article Twelve applicable to Securities of the series;

(9) if other than denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof, the denominations in which any Securities of the series shall be issuable;

(10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

(11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of “Outstanding” in Section 101;

(12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Guarantor or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(14) if other than as provided in Section 201, the form or forms of the Securities;

(15) if the Securities will be entitled to the benefits of the Guarantee afforded by Article Fourteen of the Indenture or, if not, the form of the Guarantee to be endorsed on the Securities;

(16) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(17) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

(18) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 202 and any circumstances in addition to or in lieu of those set forth in Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

(19) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

(20) any deletion or addition to or change in the covenants set forth in Article Ten that apply to Securities of the series;

(21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5));

(22) any Additional Amounts, pursuant to Section 1006, payable by the Company or the Guarantor, as the case may be, and, if applicable, any related right to an optional redemption pursuant to Section 1108 for such a series of Securities;

(23) if the series of Securities provides for further issuances of such series; and

(24) if the series of Securities provides for different limitations on transfer or exchange from those set forth in Section 305.

The terms of all Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be established in or pursuant to Board Resolutions or supplemental indentures referred to above.

To the extent any terms of the Securities of the series are established pursuant to such Board Resolutions or supplemental indentures, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

Section 302. Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof.

Section 303. Execution, Authentication, Delivery and Dating.

The Securities and any Guarantee to be endorsed on the Securities shall be executed on behalf of the Company by any one Director or Authorized Officer and on behalf of the Guarantor by any one Director or Authorized Officer, as the case may be. The signature of any Director or Authorized Officer on the Securities or any Guarantee, as the case may be, may be manual or electronic. If Article Fourteen is to be applicable to the Securities of any series, established as contemplated by Section 301, then the Guarantee endorsed on the Securities of such series shall be executed as provided in Section 1402.

Securities or any Guarantee bearing the manual or electronic signatures of individuals who were at any time the proper Director or Authorized Officer of the Company or the Guarantor, as the case may be, shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantee or did not hold such offices at the date of such Securities or the Guarantee.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company having the Guarantee endorsed thereon executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

(1) if any form of such Securities or Guarantee has been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(2) if any terms of such Securities or Guarantee have been established pursuant to Board Resolution or indentures supplemental hereto as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

(3) that such Securities and the Guarantee thereof, when such Securities and the Guarantee has been authenticated and delivered by the Trustee and issued by the Company and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and to such other matters as counsel shall specify therein.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities, the applicable Guarantee and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the original issuance of each Security of such series.

Each Security shall be dated the date of its authentication.

No Security or Guarantee thereof shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or electronic signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security and Guarantee endorsed thereon shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture (including, if applicable, the Guarantee pursuant to Article Fourteen).

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor by its execution of this Indenture hereby authorizes the Company, in the name and on behalf of the Guarantor, to confirm the applicable Guarantee to the Holder of each Security authenticated and delivered hereunder by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee.

Section 304. Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and having endorsed thereon the applicable Guarantee of the Guarantor, substantially in the tenor of the definitive Guarantee, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the directors or officers executing such Securities or Guarantee may determine, as evidenced by their execution.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, having endorsed thereon the applicable Guarantee of the Guarantor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange.

(a) General

The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of such Securities as herein provided and the Trustee hereby accepts such appointment. There shall be only one Security Registrar for each series of Securities.

Upon surrender for registration of transfer of a Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon a Guarantee of the Guarantor.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed thereon the applicable Guarantee of the Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and applicable Guarantee surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or the Holder’s attorney duly authorized in writing (with the signatures guaranteed in satisfactory form, if reasonably required by the Company, the Guarantor or the Trustee).

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or Section 1107 not involving any transfer.

If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

(b) Global Securities

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities.

(1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company and the Guarantor that it is unwilling or unable to continue to act as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

(3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4) Every Security authenticated and made available for delivery upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series and of like tenor and principal amount, having endorsed thereon the Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, having endorsed thereon the Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

Except as otherwise established as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (“Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee, upon consultation with the Company, shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor, the Trustee or any of their respective agents shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

Section 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP or “ISIN” Numbers.

The Company in issuing the Securities may use CUSIP, ISIN or other similar numbers (if then generally in use), and, if so, the Trustee shall use such numbers in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP, ISIN or other similar numbers.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee, the Company and the Guarantor acknowledging satisfaction and discharge of this Indenture, when

(1) either

(A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money in the applicable currency has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in the applicable currency in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company or the Guarantor have paid or caused to be paid or made provision satisfactory to the Trustee for the payment of all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, the rights and obligations set forth in the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as their own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE

REMEDIES

Section 501. Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity and such default persists for a period of three Business Days; or

(2) default in the payment of any interest (including any Additional Amount) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(3) default in the deposit of any sinking fund payment when and as due for any Security of that series or beyond any period of grace provided with respect thereto; or

(4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been established as contemplated by Section 301 solely for the benefit of a series of Securities other than that series), or, as the case may require, the Guarantee, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail or electronic transmission to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach, and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5) a default under any bond, debenture, note or other evidence of Indebtedness for Money Borrowed by the Company or the Guarantor (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least US$150,000,000 (or the equivalent thereof in any other currency or currency unit), or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any Indebtedness for Money Borrowed by the Company or the Guarantor having an aggregate principal amount outstanding of at least US$150,000,000 (or the equivalent thereof in any other currency or currency unit), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness (in each such case being, such indebtedness of at least US$150,000,000 (or the equivalent thereof in any other currency or currency unit) aggregate principal amount outstanding) becoming or being validly declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company or the Guarantor, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a “Notice of Default” hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge or notice of such default unless either (A) a Responsible Officer shall have actual knowledge of such default or (B) the Trustee shall have received at the Corporate Trust Office written notice of such default from the Company, from the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

(6) an order shall be made or any effective resolution shall be passed for the winding up of the Company or the Guarantor, other than such an order made or a resolution passed for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor, as the case may be, is solvent; or

(7) the Company or the Guarantor shall become insolvent, shall admit in writing their inability to pay their debts as they fall due or shall stop payment of their debts generally; or

(8) the Company or the Guarantor shall enter into or make any compromise arrangement with their creditors generally including the entering into of some form of moratorium with their creditors generally, other than such a compromise arrangement for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor, as the case may be, are solvent; or

(9) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or there shall be appointed a receiver, administrator, liquidator, custodian, trustee or sequestrator (or similar officer) over the whole or substantially the whole of the assets of the Company or the Guarantor, as the case may be and any such decree, order or appointment is not removed, discharged or withdrawn within 90 days thereafter; or

(10) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, other than a case commenced under an applicable law not pertaining to bankruptcy or insolvency for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor, as the case may be, are solvent, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, administrator liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or the Guarantor over the whole or substantially the whole of their assets, or make any general assignment for the benefit of creditors; or

(11) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series and any interest accrued thereon (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof established as contemplated by Section 301) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any interest accrued thereon shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

(1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all amounts due to the Trustee under Section 607;

and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of outstanding Securities of such series entitled to join in such declaration, or rescission or annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission or annulment, as the case may be. The Holders of outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission or annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of three Business Days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 607.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities, as the case may be, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, as the case may be, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and other amounts due to it under Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

THIRD: To the payment of the balance, if any, to the Company or the Person or Persons, including the Guarantor, otherwise entitled thereto.

Section 507. Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantee or the Securities or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture,

(2) the action so directed would not be unduly prejudicial to the other Holders, and

(3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

provided further that the Trustee shall be under no obligation to determine whether any such direction shall be in such conflict or so unduly prejudicial.

Section 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, by written notice to the Trustee, on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of or any premium or interest on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, including fees and expenses of Trustee’s counsel, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Guarantor or the Trustee or in any suit instituted by any Holder or group of Holders holding in aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Outstanding Security of any series on or after the due date expressed in such Security.

Section 515. Waiver of Usury, Stay or Extension Laws.

The Company and the Guarantor covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to all Holders of the Securities of each series affected thereby, in the manner provided in Section 106, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or any premium or interest (or any Additional Amounts in respect of the foregoing) on, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

Subject to the provisions of Section 601:

(1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, securities, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or electronic form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Opinion of Counsel;

(4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders or the Company pursuant to this Indenture, unless such Holders or the Company, respectively, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, securities, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the Company, and, if the Trustee shall determine to make such further inquiry on investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(7) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(9) the Trustee shall not be deemed to have or charged with knowledge of any default (as defined in Section 602) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless (a) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default under Section 5.01(1) or Section 5.01(2) or (b) written notice of such default or Event of Default shall have been given to a Responsible Officer of the Trustee at the Corporate Trust Office by the Company, the Guarantor or any other obligor on such Securities or by any Holder of such Securities and such notice refers to the Securities and this Indenture;

(10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(11) anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought;

(12) the Trustee may request that the Company and Guarantor deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(13) the Trustee shall not be liable for errors in judgment made in good faith unless negligent in ascertaining the pertinent facts;

(14) the Trustee may act at the direction of the requisite Holders without liability; and

(15) the Trustee, including acting as Paying Agent, shall have no responsibility or obligation to invest funds it receives and no liability for interest on such amounts in the absence of written instructions agreed to by the Company and the Trustee.

Section 604. Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantee. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, subject to Section 609 and Section 613, may become the owner or pledgee of Securities and may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor, as the case may be.

Section 607. Compensation and Reimbursement.

The Company agrees and the Guarantor jointly and severally agree:

(1) to pay to the Trustee from time to time such compensation as may be agreed in writing by the Company and/or the Guarantor and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance is attributable to its negligence or willful misconduct; and

(3) to indemnify each of the Trustee and any predecessor Trustee (which shall be deemed to include its directors, officers, employees and agents) for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including (i) the reasonable compensation and the expenses and disbursements of its agents and counsel and (ii) taxes other than taxes based on the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability, claim, damage or expense may be attributable to its negligence or willful misconduct.

To ensure the Company’s payment obligations under this Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property collected or held in trust for the benefit of the Holders of particular Securities. Such lien and the obligations of the Company under this Section 607 shall survive satisfaction and discharge of this Indenture.

In the event the Company fails to make any such payments, the Guarantor agrees to make such payments on its behalf which agreement shall survive the resignation or removal of any Trustee and the satisfaction and discharge of this Indenture.

“Trustee” for purposes of this Section 607 shall include any predecessor Trustee, but the negligence or bad faith or willful misconduct of any Trustee shall not affect the rights or obligations of the Company or the Guarantor or any other Trustee hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or (10), the expenses and the compensation for the services are intended to constitute expenses of administration under bankruptcy law.

The obligations of the Company and the Guarantor under this Section 607 shall survive payment of all of the Securities issued pursuant to this Indenture or the resignation or removal of the Trustee.

Section 608. Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provision of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 609. Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, and has a combined capital and surplus of at least US$50,000,000 and has its Corporate Trust Office in the United States. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

If at any time:

(1) The Trustee shall fail to comply with Section 608 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide holder for at least six months,

(2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company . If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company or Guarantor.

If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

Section 614. Appointment of Authenticating Agent.

The Trustee, with the consent of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, except upon original issue or pursuant to Section 306, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than US$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, As Trustee

By
As Authenticating Agent

By
Authorized Signatory

If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing or by Electronic Means (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect of such series of Securities.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee

(1) semi-annually, not later than 15 days after each Regular Record Date for any series of Securities at the time Outstanding (or after each date to be specified for such purpose for non-interest bearing Securities or contemplated by Section 301), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Outstanding Securities of each series as of such Regular Record Date (to the extent such information is in the possession or control of the Company, or any of its Paying Agents other than the Trustee), and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

Section 702. Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

The rights of Holders of the Securities of any series to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or other applicable law.

Section 703. Reports by the Trustee.

(1) So long as any Securities are Outstanding, on or about each July 15 following the date hereof, the Trustee shall transmit to Holders such reports, if any, dated as of the preceding May 15, concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313(a) of the Trust Indenture Act in the manner provided pursuant to Section 313(c) thereof. The Trustee shall also transmit to Holders such reports, if any, as may be required pursuant to Section 313(b) of the Trust Indenture Act at the times and in the manner provided pursuant thereto and to Section 313(c) thereof.

(2) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

Section 704. Reports by Company and the Guarantor.

The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall also be filed with the Trustee within 15 days after the same is so filed with the Commission and that to the extent information, documents or reports are filed with the Commission and required to be delivered to the Trustee, the availability of such information, documents or reports on the Commission’s Electronic Data Gathering Analysis and Retrieval system or any successor thereto or the Guarantor’s website will be deemed to have satisfied such delivery requirements to the Trustee.

Delivery of reports to the Trustee under this Section 704 shall be for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of a default or Event of Default unless the Trustee shall have received a notification complying with Section 603(9) hereof.

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, ASSUMPTION OR LEASE

Section 801. Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

For so long as any Securities remain Outstanding under this Indenture, none of the Company or the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company, or the Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership or trust, shall be duly organized and validly existing under the laws of the applicable jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, (A) in the case of the Company, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture (including any obligation to pay any Additional Amounts) on the part of the Company to be performed or observed or (B) in the case of the Guarantor, the performance or observance of the Guarantee and every covenant of this Indenture (including any obligation to pay any Additional Amounts) on the part of the Guarantor to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or the Guarantor as a result of such transaction as having been incurred at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(3) any Person formed by the consolidation with the Company or the Guarantor or into which the Company or the Guarantor, as the case may be, is merged or which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety (each, in the case of the Company, a “Successor”, in the case of the Guarantor, “Successor Guarantor”, with any “Successor” or “Successor Guarantor” hereinafter sometimes referred to as a “Successor Person”) and which is not organized and validly existing under the laws of the United States, any State thereof or the District of Columbia or the Commonwealth of Australia, any State thereof or any territory therein shall expressly agree, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (A) to indemnify the Holder of each Security against (i) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease, and (ii) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease, and (B) that Section 1006 will apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any such Person is resident, or any political subdivision or taxing authority thereof or therein; provided, however, that such payments of Additional Amounts by such Person (“Successor Additional Amounts”) pursuant to Section 1006, mutatis mutandis, may be subject to such further exceptions as may be established in the terms of such Securities established as contemplated by Section 301.

Section 802. Successor Substituted.

Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the Successor Person formed by such consolidation or into which the Company or the Guarantor are merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such Successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the applicable Guarantee, as the case may be.

Section 803. Assumption by the Guarantor or Subsidiary of Company’s Obligations.

The Guarantor or any Subsidiary of the Guarantor may, without the consent of any Holders, assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any), interest on and any other payments with respect to the Securities of any series and the performance of every covenant of this Indenture and such Securities on the part of the Company to be performed or observed; provided that:

(1) The Guarantor or Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto executed and delivered to the Trustee and if such Subsidiary assumes such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantee shall apply to such Subsidiary’s obligations under the Securities and this Indenture, as modified by such supplemental indenture;

(2) The Guarantor or Subsidiary, as the case may be, shall agree in such supplemental indenture, to the extent provided in the Securities and subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor or such Subsidiary is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor or Subsidiary, as the case may be, to a Holder, who, with respect to any such taxes, assessments or other governmental charges, is not resident in such jurisdiction, the Guarantor or Subsidiary, as the case may be, will pay to the Holder of a Security such Additional Amounts of interest as may be necessary in order that the net amounts paid to the Holder of such Security, after such deduction or withholding, shall not be less than the amounts specified in such Security to which such Holder is entitled, except that no Additional Amounts shall be so payable for or on account of the charges set forth in Section 1006(1) through Section 1006(11).

(3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(4) the Guarantor or Subsidiary, as the case may be, shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any such assumption, the Guarantor or Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or Subsidiary had been named as the “Company” herein, and the Person named as the “Company” in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be relieved of all obligations and covenants under this Indenture and the Securities, in each case to the extent of such assumption.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution of the Company and the Guarantor, as applicable, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or Guarantee; or

(2) to add to the covenants of the Company or the Guarantor or to surrender any right or power herein conferred upon the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants or surrenders are to be for the benefit of less than all series of Securities, stating that such covenants or surrenders are expressly being included solely for the benefit of such series); or

(3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

(6) to secure the Securities or the Guarantee pursuant to the requirements of Section 1007 or otherwise; or

(7) to establish the form or terms of Securities of any series as contemplated by Section 201 or 301; or

(8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

(9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(10) to make any other change that does not adversely affect the interests of the Holders of the Securities in any material respect.

Section 902. Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution of the Company and the Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company or the Guarantor to pay any Additional Amounts or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3) modify any of the provisions of this Section 902 or Section 513 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 612 and 901(8), or

(4) change in any manner adverse to the interests of the Holders of Securities of any series the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof and any premium and interest thereon (and any Additional Amounts in respect thereof) or any sinking fund payments provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to such execution and delivery of such supplemental indenture have been satisfied.

Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the applicable Guarantee endorsed thereon may be executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN

COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment pursuant to any Guarantee and where notices and demands to or upon the Guarantor in respect of any Guarantee and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders and demands.

The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series or any Guarantee, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series or such Guarantee(s).

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, interest or Additional Amounts has become due and payable shall, upon receipt of a Company Request, be paid to the Company or the Guarantor by the Trustee or such Paying Agent, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Statement by Officers as to Default.

Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officer’s Certificate of the Company or the Guarantor, as the case may be, prepared in accordance with the provisions of Section 314(a)(4) of the Trust Indenture Act (and which need not comply with the requirements of Section 102) and stating whether or not to the knowledge of the signers thereof it is in compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company or Guarantor shall be in default specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005. Existence.

Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its respective corporate existence.

Section 1006. Additional Amounts

All payments of, or in respect of, principal of, and any premium and interest on, the Securities, and all payments pursuant to any Guarantee, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company or (as the case may be) the Guarantor is incorporated unless such taxes, duties, assessments or governmental charges are required by such jurisdiction (or any such subdivision or authority thereof or therein) to be withheld or deducted. In that event, the Company or the Guarantor, as applicable, will pay such additional amounts of, or in respect of, principal and any premium and interest on, the Securities (“Additional Amounts”) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable in respect of such Security or any Guarantee thereof, as the case may be, had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

(1) any tax, assessment or other governmental charge which would not have been imposed but for the fact that such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

(2) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of a Security or a Guarantee (in each case, where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(3) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(4) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or interest on, the Securities or the Guarantees;

(5) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Company or the Guarantor addressed to the Holder (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement (including, as applicable, supplying an appropriate tax file number, Australian Business number or exemption details), which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(6) any tax, assessment or other governmental change imposed as a result of the Security or a Guarantee being presented for payment in Australia unless presentment could not have been made elsewhere;

(7) any withholding or deduction required to be made with respect to a Security or Guarantee presented for payment by or on behalf of a Holder of such Security or Guarantee who would have been able to avoid such withholding or deduction by presenting the relevant Security or Guarantee to another Paying Agent in a member state of the European Union;

(8) to the extent the Company or the Guarantor is required to withhold or deduct an amount or pay any tax, duty or other governmental charge that is imposed or withheld by reason of the Australian Commissioner of Taxation giving a notice under section 260-5 of Schedule 1 to the Australian Tax Administration Act of 1953 of Australia or section 255 of the Australian Tax Act (or similar provision, in relation to any other taxes, duties, assessment or other governmental charges, as amended from time to time), in respect of the Security or the Guarantee;

(9) any withholding or deduction required to be paid on the interest (as defined in Section 128A(IAB) of the Income Tax Assessment Act of 1936 of Australia (the “Australia Tax Act”) and which, among other things, includes amounts in the nature of, or in substitution for, interest) payable on the Security because the Holder of a Security is an “associate” of the Company (as that term is defined in section 128F(9) of the Australia Tax Act);

(10) any withholding or deduction for which a determination is made by the Australian Commissioner of Taxation that the withholding or deduction is payable because the Holder has participated in a scheme to avoid withholding tax provided that neither the Company nor the Guarantor participated in or was a party to such scheme; or

(11) any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9) or (10);

nor shall Additional Amounts be paid with respect to any payment of the principal of, premium, if any or any interest on any Security or any Guarantee to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

In addition, any amounts to be paid on the Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (or any amended or successor version that is substantively comparable, the “Internal Revenue Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code, and no Additional Amounts will be required to be paid on account of any such deduction or withholding.

The provisions of the preceding paragraph shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company or the Guarantor, as the case may be, is resident, or any political subdivision or taxing authority thereof or therein; provided, however, that such payment of Additional Amounts may be subject to such further exceptions as may be established in the terms of such Securities established as contemplated by Section 301.

Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any payments pursuant to a Guarantee thereof or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Section 1007. Limitation on Liens

So long as any Securities are Outstanding, the Guarantor will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any Indebtedness for Money Borrowed (all such Indebtedness for Money Borrowed being hereinafter in this Article called “Debt”), secured by a Lien on any Principal Property or on any shares of stock in, or Indebtedness of, any Restricted Subsidiary, without effectively providing that the Securities of any series (together with, if the Guarantor shall so determine, any other indebtedness of the Guarantor or such Restricted Subsidiary which is not subordinate in right of payment to the prior payment in full of the Securities of any series) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured. This Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

(a) any Lien existing at the date of the issuance of the outstanding Securities of a series;

(b) any Lien on Property of, or on any shares of stock in, or Indebtedness of, any corporation existing at the time such corporation becomes a Restricted Subsidiary or at the time such Person is merged into or consolidated with the Guarantor or any Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person (or a division thereof) as an entirety or substantially as an entirety to the Guarantor or a Restricted Subsidiary;

(c) any Lien in favor of the Guarantor or any Restricted Subsidiary;

(d) any Lien on property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger, consolidation or other reorganization) or to secure the payment of all or any part, of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 24 months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or within 24 months after the acquisition of such shares or Indebtedness for the purpose of financing all or any part of the purchase, price thereof or construction thereon, it being understood that if a commitment for such financing is obtained prior to or within such 24-month period, the applicable Lien shall be deemed to be included in this clause (d) whether or not such Lien is created within such 24-month period;

(e) any Lien in favor of the Commonwealth of Australia, any state or territory thereof, or any department, agency, instrumentality or political subdivision of either, or any municipal or local authority in Australia, or in favor of any other country or any department, agency, instrumentality or political subdivision thereof or any municipal or local authority therein;

(f) any Lien over oil, gas or other minerals in place or geothermal resources in place, or on related leasehold or other property interests, which are incurred to finance development, production or acquisition costs (including but not limited to Liens securing advance sale obligations);

(g) any Lien over equipment used or usable for drilling, servicing or operation of oil, gas or other mineral properties or geothermal properties;

(h) any Lien on or over all or any part of the interest of the Guarantor or any of its Subsidiaries in any Joint Ventures, including the revenues and assets derived by the Guarantor or any of its Subsidiaries in such Joint Venture, in favor of its co-venturers or the manager or operator of the Joint Venture (such entities, “Joint Venture Parties”), in each case, to secure the payment of amounts payable to Joint Venture Parties under or in respect of such Joint Ventures;

(i) any Lien required by any contract or statute in order to permit the Guarantor or any of its Subsidiaries to perform any contract or subcontract made with or at the request of the Commonwealth of Australia, any state or territory thereof, or any department, agency, instrumentality or political subdivision of either, or any municipal or local authority in Australia, or with or at the request of any other country or any department, agency instrumentality or political sub-division thereof or any municipal or local authority therein;

(j) any Lien securing taxes or assessments or other applicable governmental charges or levies, including sales taxes, value added taxes and customs and excise taxes and duties that either (a) are not yet delinquent by more than 30 days or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with generally accepted accounting principles; or

(k) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in clauses (a) to (j), inclusive, for amounts not exceeding the principal amount of the borrowed money secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same Property or shares or stock of the Restricted Subsidiary that secured the Lien so extended, renewed or replaced (plus improvements on such Property).

Notwithstanding the above, the Guarantor and any one or more Restricted Subsidiaries may create, issue, incur, assume, guarantee or in any other manner become directly or indirectly liable for the payment of Debt secured by a Lien that would otherwise be prohibited under this Section 1007 provided, however, that the aggregate amount of all such Debt of the Guarantor and its Restricted Subsidiaries or any of them together secured by Liens pursuant to this paragraph shall not exceed 15% of Woodside’s Consolidated Net Tangible Assets as of the date within 150 days prior to such determination.

The following transactions shall not be deemed to create Debt secured by a Lien:

(a) the sale or other transfer of oil, gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of oil, gas or other minerals, or the sale or other transfer of any other interest in property of the character commonly referred to as an oil, gas or other mineral payment or a production payment; and

(b) the sale or other transfer by the Guarantor or a Restricted Subsidiary of properties to a partnership, joint venture or other entity whereby the Guarantor or such Restricted Subsidiary would retain partial ownership of such properties.

For the purposes of this Section 1007, the following terms shall have the following definitions:

“Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items but including investments in non-consolidated Persons) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being renewable or extendible at the option of the obligor) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on a consolidated balance sheet of the Guarantor and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

“Funded Debt” means all Indebtedness for Money Borrowed which is not by its terms subordinated in right of payment to the prior payment in full of the Securities, having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being (i) renewable or extendible beyond 12 months from such date at the option of the obligor or (ii) issued in connection with a commitment by a bank or other financial institution to lend so that such indebtedness is treated as though it had a maturity in excess of 12 months pursuant to generally accepted accounting principles.

“Indebtedness” means any Indebtedness for Money Borrowed or representing the deferred purchase price of property or assets purchased.

“Indebtedness for Money Borrowed” means any indebtedness for money borrowed now or hereafter existing and any liabilities under any bond, note, bill, loan, stock or other security in each case issued for cash or in respect of acceptance credit facilities or as consideration for assets or services, but excluding such liabilities incurred in relation to the acquisition of goods or services in the ordinary course of business of the person incurring such liabilities.

“Lien” means any mortgage, pledge, charge, security interest, encumbrance or lien.

“Principal Property” means (i) any manufacturing plant, processing plant or property interest in oil, gas or other minerals in place or in geothermal resources in place or (ii) any pipeline, warehouse, office building or interest in real property, in each case which (a) is located in Australia, onshore or offshore, (b) is owned by the Guarantor or any Restricted Subsidiary and (c) the gross book value (without deduction of any depreciation or depletion reserves) of which, on the date as of which the determination is being made, exceeds 2% of Consolidated Net Tangible Assets; provided that any such plant, property interest, pipeline, warehouse, office building, interest in real property, or any portion of the foregoing, which, in the opinion of the Board of Directors of the Guarantor, is not of material importance to the total business conducted by the Guarantor and its Subsidiaries as an entirety is not a Principal Property.

“Property” means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

“Restricted Subsidiary” means a Subsidiary of the Guarantor (i) that has substantially all of its assets located in Australia, onshore or offshore, and (ii) that owns a Principal Property.

Section 1008. Waiver of Certain Covenants.

Except as otherwise established as contemplated by Section 301 for the Securities of any series, the Company and the Guarantor may, with respect to the Securities of such series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant established as contemplated by Section 301(18) or adopted by an indenture supplemental hereto under Section 901(2) for the benefit of the Holders of such series, or in Article Eight or any of Sections 1005, or 1007 , if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise established as contemplated by Section 301 for the Securities of such series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least five Business Days prior to the date that the notice of redemption is sent (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities established as contemplated by Section 301, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

Unless otherwise specified as contemplated in Section 301, with respect to any series of Securities, notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 10 nor more than 60 days prior to the Redemption Date.

All notices of redemption shall identify the Securities to be redeemed and shall state:

(1) the Redemption Date,

(2) the Redemption Price (or, if the Redemption Price is not then determinable, the methodology for determining the Redemption Price) plus accrued interest, if any,

(3) the CUSIP, ISIN or other identifying number of such Securities to be redeemed,

(4) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

(5) that on the Redemption Date the Redemption Price (together with any accrued and unpaid interest payable on the Redemption Date) will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and accrued interest, if any,

(7) that the redemption is for a sinking fund, if such is the case, and

(8) any conditions precedent applicable to the redemption.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company; provided, however, in the latter case, the Company shall give the Trustee at least five days prior written notice.

Any notice of redemption of the Securities of any series to be redeemed at the option of the Company may state that such redemption shall be conditional, in the Company’s discretion, on one or more conditions precedent, and that the Redemption Date may (but shall not be required to) be delayed until such time as any or all of such conditions have been satisfied, and that such conditional notice of redemption may be rescinded by the Company if the Company determines that any or all of such conditions will not be satisfied by the Redemption Date, and that in such event, such redemption notice shall be of no further force or effect and the Company shall not be required to redeem the Securities of the series to have been redeemed on the Redemption Date or otherwise. Notice shall be given to each Holder of Securities of the series to be redeemed, at his or her address appearing in the Securities Register. The Trustee shall promptly send a copy of such notice to the Holders of the Securities of such series.

Section 1105. Deposit of Redemption Price.

Not later than 10:00 a.m. in the Place of Payment on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, unless otherwise specified as contemplated by Section 301, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, that if a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

Section 1108. Optional Redemption Due to Changes in Tax Treatment.

If as the result of any change in or any amendment to the laws, regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor is incorporated or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction (or such political subdivision or taxing authority) is a party, which change or amendment becomes effective on or after the original issue date of such Securities or Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, (a) the Company or the Guarantor (or such Subsidiary) is or would be required to pay any Additional Amounts pursuant to Section 1006 of this Indenture or the terms of any Guarantee, as the case may be, (1) in respect of interest on the next succeeding Interest Payment Date (assuming, in the case of the Guarantor, a payment in respect of such interest were required to be made by the Guarantor under the Guarantee thereof on such Interest Payment Date), or (2) in respect of the principal of any Original Issue Discount Securities and assuming, in the case of the Guarantor, that a payment in respect of such principal were required to be made by it on such date pursuant to the Guarantee, or (b) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Company (or such Subsidiary) to enable the Company (or such Subsidiary) to make any payment of principal, premium, if any, or interest and, in each case, the payment of such Additional Amounts, in the case of (a) above or such deduction or withholding in the case of (b) above cannot be avoided by the use of any reasonable measures available to the Company, the Guarantor or the Subsidiary, the Company or the Guarantor may, at either of their options, redeem all (but not less than all) the Securities of any series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 1102 and 1104, at a Redemption Price equal to 100 percent of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption (except that any such Securities that are Outstanding Original Issue Discount Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Securities or the Guarantee thereof then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect.

If (1) the Company or the Guarantor shall have on any date (the “Succession Date”) consolidated with or merged into, or conveyed or transferred or leased their properties and assets substantially as an entirety to, any Successor Person referred to in Section 801(3), and (2) as the result of any change in or any amendment to the laws, regulations or published tax rulings of such jurisdiction of organization, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to any particular Securities, which change or amendment becomes effective on or after the Succession Date or which change in official administration, application or interpretation shall not have been available to the public prior to such Succession Date, such Successor Person would be required to pay any Successor Additional Amounts pursuant to Section 801(3) hereof or the terms of any Security or the Guarantee thereof (i) in respect of interest on any Securities on the next succeeding Interest Payment Date (assuming, in the case of a Successor Guarantor, that a payment in respect of such interest were required to be made by such Successor Guarantor under the Guarantee on such Interest Payment Date), or (ii) in respect of the principal of any Original Issue Discount Securities on the date of such determination (assuming such principal were required to be paid on such date under the terms of the Securities and, in either case if involving a Successor Guarantor, that a payment in respect of such principal were required to be made by such Successor Guarantor on such date pursuant to the Guarantee), on which, in the case of a Successor Guarantor, such Successor Guarantor would be unable, for reasons outside their control, to procure payment by the Company (or the Successor Person thereof), and the obligation to pay Successor Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or Successor Person, the Company or the Successor Person may, at its option, redeem all (but not less than all) the Securities of any series in respect of which such Successor Additional Amounts would be so payable at any time, upon not less than 10 nor more than 60 days’ written notice as provided in Sections 1102 and 1104, at a Redemption Price equal to 100% of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption (except that any such Securities that are Outstanding Original Issue Discount Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (1) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which a Person would be obligated to pay such Successor Additional Amounts, and (2) at the time any such redemption notice is given, such obligation to pay such Successor Additional Amounts must remain in effect.

Prior to any redemption of any Securities pursuant to this Section, the Company or a Successor Person shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Company or a Successor Person to redeem such Securities pursuant to this Section have occurred and a certificate signed by an Authorized Officer stating that the obligation to pay Additional Amounts with respect of such Securities, cannot be avoided by taking measures that the Company or the Guarantor, as the case may be, believes are reasonable. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

ARTICLE TWELVE

SINKING FUNDS

Section 1201. Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise established as contemplated by Section 301 for the Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 50 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Option to Effect Defeasance or Covenant Defeasance.

Section 1302 and Section 1303 shall apply to the Outstanding Securities of any series (a “Defeasible Series”) to the extent that the terms of such Securities established as contemplated by Section 301(17) provide for such applicability.

Section 1302. Defeasance and Discharge.

Upon the exercise by the Company or the Guarantor of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to the Outstanding Securities of any Defeasible Series, as provided in this Section 1302 on and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter called “Defeasance”) with respect to such Securities. For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all their other respective obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company’s and the Guarantor’s obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002, 1003 and 1006 (to the extent then unknown), (3) the rights (including without limitation, the rights set forth in Section 607), powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company or the Guarantor may Defease any Securities pursuant to this Section notwithstanding the prior Covenant Defeasance of such Securities pursuant to Section  1303.

Section 1303. Covenant Defeasance.

On and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”) with respect to the Outstanding Securities of any Defeasible Series, pursuant to this Section 1303, (1) the Company and the Guarantor shall be released from their respective obligations under Section 801, 1005 and 1007, and any covenants established as contemplated by Section 301(20) or adopted by indenture supplemental hereto under Section 901(2) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Section 501(4) with respect to any obligations referred to in Clause (1) of this Section 1303 shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section. For this purpose, such Covenant Defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to the Defeasance pursuant to Section 1302 or the Covenant Defeasance pursuant to Section 1303 of the Outstanding Securities of any Defeasible Series:

(1) The Company or the Guarantor shall elect by Board Resolution to effect a Defeasance pursuant to Section 1302 or a Covenant Defeasance pursuant to Section 1303 with respect to the Outstanding Securities of any Defeasible Series specified in such Board Resolution.

(2) The Company or the Guarantor, as the case may be, shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest (and any Additional Amounts then known) on the Securities of such series and any Additional Amounts then known thereon on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(3) In the event of a Defeasance pursuant to Section 1302, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company or the Guarantor have received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Outstanding Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(4) In the event of a Covenant Defeasance pursuant to Section 1303, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Outstanding Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(5) The Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, Defeasance and discharge, or such deposit and Covenant Defeasance, as the case may be, will not cause the Holders of such Securities to recognize income, gain or loss for Australian tax purposes and to the effect that all payments out of the trust fund will be made free and exempt from any and all withholding or other income taxes of whatever nature of Australia or any political subdivision or taxing authority thereof or therein.

(6) The Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

(7) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Outstanding Securities of such series shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) through (10), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(8) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such act and that such act applied to this Indenture).

(9) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

(10) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

(11) The Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as their own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company or the Guarantor, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Trustee or the trust created hereby with respect to the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor, as the case may be, from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 1306. Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantor, have been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of their obligations, the Company or the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

ARTICLE FOURTEEN

GUARANTEE OF SECURITIES

Section 1401. Guarantee.

This Section 1401 and Section 1402 applies to the Securities of any series to the extent that the form of the Guarantee to be endorsed on such Securities is not otherwise established as contemplated by Section 301.

For value received, the Guarantor hereby fully and unconditionally guarantees to the Trustee and to each Holder of a Security upon which this Guarantee is endorsed the due and punctual payment of the principal (including any amount due in respect of original issue discount) of and any premium and interest on such Security and all other amounts payable by the Company under this Indenture, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. The Guarantor hereby agrees that their obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of any Security of any series or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect of any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Four, Section 802 or Article Thirteen. The Guarantor further agrees that, as between the Holders and the Trustee the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

The Guarantor shall be subrogated to all rights of each Holder of Securities against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and any premium and interest on all the Securities of the same series and of like tenor shall have been paid in full.

No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantee set forth in this Section 1401 by reason of his, her or their status as such stockholder, officer, director, employee or incorporator.

The Guarantee set forth in this Section 1401 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

It is the intention of the Guarantor that the Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any federal or state law to the extent applicable to the Guarantee. To effectuate the foregoing intention, the obligations of the Guarantor hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, result in the obligations of the Guarantor hereunder not constituting such a fraudulent transfer or conveyance.

Section 1402. Execution of Guarantee

To evidence its guarantee to the Holders specified in Section 1401, the Guarantor hereby agrees to execute the Guarantee in substantially the form set forth in Section 205 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantee shall be executed on behalf of the Guarantor by any authorized person of the Guarantor. The signature of any such authorized person on the Guarantee may be manual or electronic.

A Guarantee bearing the manual or electronic signatures of individuals who were at any time the proper authorized persons of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

The delivery of any Security subject to the Guarantee as specified above by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that the Guarantee shall remain in full force and effect notwithstanding any failure to endorse the Guarantee on any Security.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Counterparts may be delivered by via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the electronic Signatures and records Act or other applicable law, e.g., DocuSign, Adobe Sign, or any other similar platform) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

WOODSIDE FINANCE LIMITED

By:	/s/ Meg O’Neill
Name: Meg O’Neill
Title: Director

By:	/s/ Graham Tiver
Name: Graham Tiver
Title: Director

WOODSIDE ENERGY GROUP LTD

By:	/s/ Meg O’Neill
Name: Meg O’Neill
Title: Attorney

By:	/s/ Graham Tiver
Name: Graham Tiver
Title: Attorney

THE BANK OF NEW YORK MELLON as Trustee

By:	/s/ Andrea Ruver
Name: Andrea Ruver
Title: Vice President

[Signature Page to Indenture]